Earnings per share (EPS)	12 Months Ended
Dec. 31, 2018
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Earnings per share (EPS)
32.	Earnings per share (EPS)

Basic EPS amounts are calculated by dividing the profit for the year attributable to ordinary equity holders of the Group by the weighted average number of ordinary shares outstanding during the year.

Diluted EPS amounts are calculated by dividing the profit attributable to ordinary equity holders of the Group by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares.

The following table reflects the income and share data used in the basic and diluted EPS computations:

	2018	2017	2016
	(Thousands of yen, except number of shares)
Profit for the year attributable to shareholder of the Group for basic earnings and diluted EPS	320,377	1,144,817	577,828

Basic EPS
Weighted average number of common shares for basic EPS(i)	20,754,843	20,148,700	19,579,647
Basic EPS	15.44	56.82	29.51

Diluted EPS
Increase in number of shares due to the effect dilution	858,992	1,233,660	286,967
Weighted average number of shares adjusted for the effect of dilution(i)	21,613,835	21,382,360	19,866,614
Diluted EPS	14.82	53.54	29.09

(i)	The weighted average number of shares takes into account the weighted average effect of changes resulting from treasury share transactions during the year.

As of September 1, 2017, the Group implemented a stock split at a ratio of two shares per common share. For this reason, basic earnings per share and diluted earnings per share are calculated assuming that the stock split was made at the beginning of the previous fiscal year.

There have been no other transactions involving ordinary shares or potential ordinary shares between the reporting date and the date of authorization of these financial statements.